Exhibit 32

HMN FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HMN Financial, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley Krehbiel, Chief Executive Officer/President and Principal Executive Officer of the Company, and I, Jon Eberle, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 10, 2013	/s/ Bradley Krehbiel
Bradley Krehbiel
Chief Executive Officer/President (Principal Executive Officer)

/s/ Jon Eberle
Jon Eberle
Senior Vice President/Chief Financial Officer (Principal Financial Officer)